ANNUAL REPORT October 31, 2002


                                 Nuveen
                   Municipal Closed-End
                        Exchange-Traded
                                  Funds

                                          MUNICIPAL
                                          VALUE FUND
                                          NUV

                                          MUNICIPAL
                                          INCOME FUND
                                          NMI


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Dear
   SHAREHOLDER

Once again, I am pleased to state that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive tax-free monthly income. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

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For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 16, 2002

Nuveen National Municipal Closed-End Exchange-Traded Funds
(NUV, NMI)

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Spalding and John Miller discuss U.S. economic conditions, key investment strategies, and the recent performance of the Nuveen Municipal Value Fund, Inc. (NUV) and the Nuveen Municipal Income Fund, Inc.
(NMI). With 26 years of investment management experience at Nuveen, Tom has managed NUV since its inception in 1987. John, who has nine years of investment experience, including six at Nuveen, assumed portfolio management responsibility for NMI in 2001.


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In a number of ways, market conditions have not changed significantly since our last shareholder report.

We believe the most influential factors affecting the economy and the municipal market continue to be the slow pace of economic growth and the relatively low levels of interest rates. In addition, the ongoing threat of terrorism and the current uncertain geopolitical climate also have had an impact on the economy and the markets over this reporting period.

Looking more closely at the municipal market, the sluggish economic recovery and lack of inflationary pressures helped many bonds perform well during most of the twelve-month period ended October 31, 2002. However, during the month of October 2002, the market environment for all fixed-income investments soured as a rally in the equity markets seemingly caused some investors to sell fixed-income products and purchase common stocks.

In the first ten months of 2002 new municipal bond issuance nationwide reached $289.4 billion, an increase of 30% over January-October 2001. Demand for municipal bonds also remained strong over most of the reporting period, as many individual investors continued to seek investments offering diversification for their portfolios and tax-free income. Institutional investors, especially traditional municipal bond purchasers such as property/ casualty insurance companies, have also been active buyers in the municipal market.


HOW DID NUV AND NMI PERFORM OVER THE TWELVE MONTHS ENDED OCTOBER 31, 2002?

Individual results for NUV and NMI are presented in the accompanying table.

                            TOTAL RETURN          LEHMAN     LIPPER
            MARKET YIELD          ON NAV   TOTAL RETURN1   AVERAGE2
-------------------------------------------------------------------
                                  1 YEAR          1 YEAR     1 YEAR
                   TAXABLE-        ENDED           ENDED      ENDED
      10/31/02  EQUIVALENT3     10/31/02        10/31/02   10/31/02
-------------------------------------------------------------------
NUV      5.47%        7.81%        3.32%           5.87%      3.48%
-------------------------------------------------------------------
NMI      6.06%        8.66%        2.87%           5.87%      3.48%
-------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

In a market characterized by rising bond values, as has been the case through most of this reporting period, the total returns for funds with relatively shorter durations4 typically would be expected to be less than those of funds and indexes with longer durations. As of October 31, 2002, NUV and NMI had average durations of 5.71 and 7.43, respectively, compared with 7.98 for the Lehman Brothers Municipal Bond Index. In addition to duration, the performance of both Funds was influenced by factors such as credit quality, portfolio trading activity, call exposure, and the price movement of individual Fund holdings.

For example, both Funds hold airline-backed bonds issued to support the terminal or maintenance facilities of private companies. The value of these bonds fell over the past year, in part due to the general decline in passenger volume that affected many airlines and in part due to the possibility of a



1 The total annual returns on common share net asset value for NUV and NMI are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Funds are compared with the average annualized return of the nine funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements.

bankruptcy declaration by United Air Lines. (United filed for bankruptcy on December 9, 2002.) Since the United bonds we hold support ongoing operations, we believe the company has every intention of continuing to honor the obligations underlying these facilities. Over the longer-term, we believe air travel will remain a major component of transportation in this country, and we think airline-backed bonds, at their current depressed levels, are positioned to appreciate in value if and when the outlook for these companies improves.

In addition to several specific airline issues, NMI also continued to hold bonds issued for CanFibre projects in California and New York, which were impacted by the bankruptcies of the projects' general contractor and the former parent company of CanFibre. While the CanFibre of Riverside bonds appreciated over the past year as the liquidation of CanFibre's California plant went better than expected, the CanFibre of Lackawanna issue depreciated following the failure of a restructuring plan. Nuveen continues to work to find an appropriate solution to these distressed credits that we believe will serve the best interests of our shareholders.

Some of the negative impact of these holdings was offset by NMI's investment in issues that appreciated over the reporting period. These included bonds issued for the West Penn Allegheny Health System in Pittsburgh, Pennsylvania, and the Ogden Haverhill waste energy facility in Massachusetts. The West Penn Allegheny hospital, which went into default in 1998, was restructured and has been consistently meeting quarterly targets. Over the twelve months ended October 31, 2002, these bonds experienced market price appreciation, as their yield fell from 8.50% to 7.50%. The Ogden Haverhill facility, which has been profitable for years, was negatively affected when its parent company declared bankruptcy. After confirming with our outside counsel and the company that bondholders' positions would be recognized as a top priority, we purchased these bonds at attractive prices and have subsequently seen them appreciate by approximately 125 basis points.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As of October 31, 2002, NUV had provided shareholders with 48 consecutive months of stable dividends. However, for NMI, the reinvestment of call proceeds in the relatively lower interest rate environment of the past twelve months, combined with the credit issues previously discussed, resulted in a reduced income stream and led to two dividend cuts over the year ended October 31, 2002.

During this reporting period, the share prices and net asset values of both NUV and NMI declined. As of October 31, 2002, NUV's share price discount to common share net asset value had narrowed slightly versus its position a year earlier, while NMI moved from trading at a premium to a discount (see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE FISCAL YEAR ENDED OCTOBER 31, 2002?

Over the twelve month reporting period, our strategic focus was on positioning both Funds for potential changes in the interest rate environment, while continuing to look for bonds that we believed represented long-term values. Although the durations of both Funds lengthened over the past year, we continued to keep them shorter than the Lehman benchmark. We believe this will make the Funds less sensitive to future interest rate changes, while still providing attractive yields and returns. In particular, we believe bonds in the long-intermediate part of the yield curve currently offer excellent opportunities for attractive yields, and should be positioned to outperform if interest rates rise.

In our opinion, NUV is well diversified by sector, effective maturity and credit quality. As of October 31, 2002, the Fund was most heavily weighted in the utilities and healthcare sectors. We believe that the utilities exposure is adequately varied by issuer type (e.g., electrical plants, pollution control) and geographical region, while the healthcare sector was one of the top performing sectors over the reporting period. One of NUV's holdings - sewer bonds issued by Jefferson County, Alabama
- has been advance refunded, resulting in price appreciation.

In NMI, we continued to diversify the Fund's holdings. One of our recent purchases involved bonds issued by the Illinois Development Finance Authority for the Chicago Charter School Foundation project, which have performed well to date for the Fund. These bonds, which we added to our portfolio in May 2002, provide the financing for a series of 15 charter schools that recently received a multi million dollar grant from the Gates Foundation. During the past year, we also found attractive yields in the healthcare sector and in tobacco settlement bonds. With the addition of Rhode Island tobacco bonds to our holdings of similar bonds issued by Iowa and South Carolina, NMI had 4.8% of its portfolio invested in the tobacco sector as of October 31, 2002.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?

In general, our outlook for the fixed income markets over the coming months remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that may be slower to arrive and less robust than some are now predicting. We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume should continue to be strong as issuers take advantage of the low rate environment for both new issues and refinancings. Currently, national issuance totals are on pace to surpass $300 billion in 2002, eclipsing the record of $292 billion set in 1993. We also expect demand for tax-exempt municipal bonds to remain solid as investors continue to look for ways to rebalance their portfolios and reduce their overall investment risk.

Over the next two years, we think NMI should have minimal call exposure, while NUV faces potential calls on 37% of its portfolio in 2003 and 5% in 2004. As in the past, we plan to continue to hold higher-yielding bonds in this Fund as long as possible to help support its dividend, and then reinvest in the most attractive bonds available at that time. While the number of actual calls experienced by NUV will depend largely on market interest rates over the next several years, we believe the Fund's call exposure is manageable and we foresee no problems in working through this period.

Specific areas of concentration in the months ahead will include modestly shortening the durations of both Funds through the purchase of bonds in the intermediate range of the yield curve and premium bonds that we believe are likely to retain more of their value if interest rates rise. Resolving several of the individual credit issues noted earlier also will continue to be a priority for the Funds. In general, we will remain focused on actions that we believe add value for our shareholders and provide support for the Funds' dividends. The heavy calendar of new issuance anticipated by much of the market should enhance our ability to find attractive opportunities. Overall, we believe the attractive tax-free income, portfolio diversification, and risk reduction potential (for an equity-dominated portfolio) represented by both NUV and NMI continue to make these Funds potentially valuable components in your long-term financial plans.

Nuveen Municipal Value Fund, Inc.

Performance
   OVERVIEW As of October 31, 2002

NUV

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                   45%
AA                                    19%
A                                     19%
BBB                                   12%
NR                                     2%
BB OR LOWER                            3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.32
--------------------------------------------------
Common Share Net Asset Value                 $9.98
--------------------------------------------------
Market Yield                                 5.47%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.81%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                    $1,946,407
--------------------------------------------------
Average Effective Maturity (Years)           18.86
--------------------------------------------------
Average Duration                              5.71
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/87)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.80%         3.32%
--------------------------------------------------
5-Year                         5.60%         5.16%
--------------------------------------------------
10-Year                        4.92%         5.84%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      31%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------

BAR CHART:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
11/01                      0.0425
12/01                      0.0425
1/02                       0.0425
2/02                       0.0425
3/02                       0.0425
4/02                       0.0425
5/02                       0.0425
6/02                       0.0425
7/02                       0.0425
8/02                       0.0425
9/02                       0.0425
10/02                      0.0425



LINE CHART:
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
11/1/01                    9.5
                           9.58
                           9.3
                           9.25
                           9.41
                           9.23
                           9.15
                           9.11
                           9.16
                           9.15
                           9.25
                           9.4
                           9.4
                           9.52
                           9.46
                           9.54
                           9.55
                           9.64
                           9.41
                           9.32
                           9.1
                           9.22
                           9.28
                           9.25
                           9.27
                           9.29
                           9.44
                           9.46
                           9.42
                           9.38
                           9.46
                           9.44
                           9.48
                           9.51
                           9.57
                           9.57
                           9.56
                           9.57
                           9.58
                           9.63
                           9.6
                           9.6
                           9.52
                           9.52
                           9.63
                           9.63
                           9.66
                           9.67
                           9.7
                           9.49
                           9.15
10/31/02                   9.29


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0074 per share.

Nuveen Municipal Income Fund, Inc.

Performance
   OVERVIEW As of October 31, 2002

NMI

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                   19%
A                                     10%
BBB                                   38%
NR                                    25%
BB OR LOWER                            8%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.90
--------------------------------------------------
Common Share Net Asset Value                $10.61
--------------------------------------------------
Market Yield                                 6.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.66%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $85,897
--------------------------------------------------
Average Effective Maturity (Years)           18.31
--------------------------------------------------
Average Duration                              7.43
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 4/88)
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -11.93%         2.87%
--------------------------------------------------
5-Year                         1.41%         3.85%
--------------------------------------------------
10-Year                        3.68%         5.32%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Utilities                                      18%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Basic Materials                                11%
--------------------------------------------------
Consumer Staples                                7%
--------------------------------------------------


BAR CHART:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
11/01                      0.056
12/01                      0.053
1/02                       0.053
2/02                       0.053
3/02                       0.05
4/02                       0.05
5/02                       0.05
6/02                       0.05
7/02                       0.05
8/02                       0.05
9/02                       0.05
10/02                      0.05



LINE CHART:
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
11/1/01                    11.96
                           11.89
                           11.93
                           11.96
                           11.8
                           11.2
                           11.1
                           10.89
                           10.95
                           10.92
                           11.24
                           11.24
                           11.25
                           11.25
                           11.13
                           11.03
                           11
                           11.18
                           11.14
                           10.82
                           10.57
                           10.49
                           10.49
                           10.26
                           10.27
                           10.11
                           10.3
                           10.19
                           10.35
                           10.52
                           10.56
                           10.59
                           10.48
                           10.45
                           10.33
                           10.49
                           10.63
                           10.78
                           10.67
                           10.81
                           10.85
                           10.68
                           10.63
                           10.7
                           10.7
                           11.21
                           11.05
                           10.97
                           10.95
                           10.65
                           9.99
10/31/02                   9.65

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on July 31, 2002.

                                                               NUV           NMI
--------------------------------------------------------------------------------

APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:

                                                            Common        Common
                                                            Shares        Shares
================================================================================
Anne E. Impellizzeri
      For                                              167,892,848     7,108,941
      Withhold                                           2,509,050       100,657
--------------------------------------------------------------------------------
      Total                                            170,401,898     7,209,598
================================================================================

Report of
   INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois
December 11, 2002

                            Nuveen Municipal Value Fund, Inc. (NUV)
                            Portfolio of
                                    INVESTMENTS October 31, 2002
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.4%

$       2,055   Alabama Housing Finance Authority, Single Family Mortgage             4/08 at 102.00           Aaa     $  2,084,160
                 Revenue Bonds (Collateralized Home Mortgage Revenue Bond
                 Program), 1998 Series A-2, 5.450%, 10/01/28 (Alternative
                 Minimum Tax)

        5,000   Industrial Development Board of the Town of Courtland, Alabama,      11/09 at 101.00          Baa2        5,268,800
                 Solid Waste Disposal Revenue Bonds, Champion International
                 Paper Corporation, Series 1999A, 6.700%, 11/01/29 (Alternative
                 Minimum Tax)

        1,750   Health Care Authority of the City of Huntsville, Alabama,             6/11 at 101.00            A2        1,773,695
                 Series 2001A, Revenue Bonds, 5.750%, 6/01/31

        4,000   Medical Clinic Board of the City of Jasper, Alabama, Hospital         1/03 at 102.00          Baa1        4,058,760
                 Revenue Bonds, Series 1993 (Walker Regional Medical Center,
                 Inc. Project), 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101.00           AAA       13,532,880
                 Warrants, Series 1999-A, 5.375%, 2/01/36 (Pre-refunded to 2/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.1%

        4,900   Arizona Health Facilities Authority, Hospital Revenue Bonds          11/09 at 100.00          Baa2        4,928,861
                 (Phoenix Children's Hospital), Series 1999A, 6.250%, 11/15/29

       16,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic          7/10 at 101.00           BBB       16,943,520
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.2%
        1,200   City of Conway, Arkansas, Sales and Use Tax Capital Improvement      12/06 at 101.00           AAA        1,277,412
                 Bonds, Series 1997A, 5.350%, 12/01/17

        2,750   Jefferson County, Arkansas, Pollution Control Revenue Refunding      12/02 at 102.00          BBB-        2,634,583
                 Bonds (Entergy Arkansas, Inc. Project), Series 1997,
                 5.600%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.4%

        7,310   California Educational Facilities Authority, Revenue Bonds,           10/09 at 39.19           Aaa        2,232,840
                 Series 2000, Loyola Marymount University, 0.000%, 10/01/24
                 (Pre-refunded to 10/01/09)

        3,975   California Infrastructure and Economic Development Bank, Revenue     10/11 at 101.00            A-        3,977,544
                 Bonds, Series 2001, The J. David Gladstone Institutes Project,
                 5.250%, 10/01/34

        9,000   State of California Department of Water Resources, Central            6/03 at 101.50            AA        9,292,860
                 Valley Project, Water System Revenue Bonds, Series L,
                 5.750%, 12/01/19

       14,500   State of California Department of Water Resources, Central Valley    12/03 at 101.00            AA       14,160,120
                 Project, Water System Revenue Bonds, Series M, 4.750%, 12/01/24

       17,155   State Public Works Board of the State of California, Lease Revenue    6/03 at 102.00           Aa2       17,428,108
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

       15,500   California Statewide Communities Development Authority,               4/09 at 101.00           BBB       15,582,615
                 Certificates of Participation, The Internext Group, 5.375%, 4/01/17

        6,530   California Statewide Communities Development Authority,               7/03 at 102.00           AA-        6,707,681
                 Certificates of Participation, St. Joseph Health System Obligated
                 Group, 5.500%, 7/01/14

        3,000   Community Facilities District No. 98-2 of the Capistrano Unified      9/09 at 102.00           N/R        2,977,410
                 School District, Ladera, California, Series 1999, Special Tax
                 Bonds, 5.750%, 9/01/29

        5,960   Central Joint Powers Health Financing Authority, Certificates of      2/03 at 100.00          Baa1        5,512,583
                 Participation, Series 1993 (Community Hospital of Central
                 California), 5.000%, 2/01/23

                Foothill/Eastern Transportation Corridor Agency, California, Toll Road
                Revenue Bonds, Series 1995A:
       30,000    0.000%, 1/01/22                                                        No Opt. Call           AAA       11,267,700
        2,500    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                            1/07 at 100.00           AAA        2,848,875

                                        9


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                   Portfolio of INVESTMENTS October 31, 2002

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       7,500   Department of Water and Power of the City of Los Angeles,            11/03 at 102.00           AAA     $  7,732,875
                 California, Electric Plant Refunding Revenue Bonds, Second Issue
                 of 1993, 5.400%, 11/15/31

        4,000   Regional Airports Improvement Corporation, California, American      12/12 at 102.00           BB-        2,600,000
                 Airlines, Inc. Terminal 4 Project, Los Angeles International Airport
                 Facilities Sublease Revenue Bonds, Series 2002C, 7.500%,
                 12/01/24 (Alternative Minimum Tax)

       30,470   Los Angeles County Public Works Financing Authority, California,     12/03 at 102.00           AAA       31,228,094
                 Lease Revenue Bonds (Multiple Capital Facilities Project IV),
                 4.750%, 12/01/13

        7,300   County of San Diego, California, Certificates of Participation,       9/09 at 101.00          Baa3        7,596,745
                 The Burnham Institute, 6.250%, 9/01/29

        2,665   Yuba County Water Agency, California, Yuba River Development          3/03 at 100.00           Ba3        2,471,841
                 Revenue Bonds, Series A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.3%

        1,300   Colorado Educational and Cultural Facilities Authority, Charter       8/11 at 100.00           Ba2        1,311,349
                 School Revenue Bonds, Peak to Peak Charter School Project,
                 Created by Boulder Valley School District No. RE-2, Boulder County,
                 Colorado, 7.625%, 8/15/31

                Colorado Health Facilities Authority, Revenue Refunding Bonds,
                Series 1994 (Sisters of Charity Health Care Systems, Inc.):
        9,590    5.250%, 5/15/14 (Pre-refunded to 5/15/04)                            5/04 at 102.00         AA***       10,277,219
        2,580    5.250%, 5/15/14                                                      5/04 at 102.00            AA        2,636,760

          345   Colorado Health Facilities Authority, Revenue Bonds,                  5/04 at 102.00         AA***          369,723
                 Series 1994 (Sisters of Charity Health Care Systems, Inc.),
                 5.250%, 5/15/14 (Pre-refunded to 5/15/04)

          500   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley      1/12 at 100.00           BBB          497,935
                 Medical Center Project, Series 2001, 5.750%, 1/15/22

        8,290   City and County of Denver, Colorado, Airport System Revenue          11/02 at 102.00             A        8,472,877
                 Bonds, Series 1992B, 7.250%, 11/15/23 (Alternative Minimum
                 Tax) (Pre-refunded to 11/15/02)

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
        5,045    6.750%, 11/15/13 (Alternative Minimum Tax)                          11/02 at 102.00             A        5,155,334
                 (Pre-refunded to 11/15/02)
       29,870    6.750%, 11/15/22 (Alternative Minimum Tax)                          11/02 at 102.00             A       30,523,257
                 (Pre-refunded to 11/15/02)

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,       9/10 at 102.00           AAA        5,410,900
                 Series 2000A, 5.750%, 9/01/35


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.4%

       27,725   Washington Convention Center Authority, Washington, D.C.,            10/08 at 100.00           AAA       26,436,619
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.9%

       10,690   City of Jacksonville, Florida, Better Jacksonville Sales Tax Revenue 10/11 at 100.00           AAA       10,746,871
                 Bonds, Series 2001, 5.000%, 10/01/30

        5,000   Orange County Health Facilities Authority, Florida, Hospital Revenue 10/09 at 101.00            A2        5,158,050
                 Bonds (Orlando Regional Healthcare System), Series 1999E,
                 6.000%, 10/01/26

        8,250   School Board of Orange County, Florida, Certificates of               8/12 at 100.00           AAA        8,314,598
                 Participation, Series 2002A, 5.000%, 8/01/27

                Orlando Utilities Commission, Florida, Water and Electric
                Subordinated Revenue Bonds, Series 1993B:
        7,400    5.600%, 10/06/17                                                    10/03 at 102.00           Aa2        7,625,922
        9,600    5.250%, 10/01/23                                                    10/03 at 101.00           Aa2        9,664,704

        1,750   Orlando Utilities Commission, Florida, Water and Electric Revenue     4/03 at 101.00           Aa1        1,759,573
                 Bonds, Series 1993, 5.125%, 10/01/19

        5,570   Orlando Utilities Commission, Florida, Water and Electric            12/02 at 100.00           Aa2        5,572,674
                 Subordinated Revenue Bonds, Series 1992A, 5.500%, 10/01/27
                 (Pre-refunded to 12/16/02)

        8,000   Orlando Utilities Commission, Florida, Water and Electric            10/03 at 102.00           Aa2        8,095,440
                 Subordinated Revenue Refunding Bonds, Series 1993A,
                 5.250%, 10/01/23

                                       10

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.9%

$       2,500   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/12 at 100.00           AAA     $  2,498,050
                 Series 2001A, 5.000%, 11/01/33

        9,790   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/09 at 101.00           AAA        9,765,623
                 Series 1999A, 5.000%, 11/01/38

                Coffee County Hospital Authority, Georgia, Revenue Anticipation
                Certificates (Coffee Regional Medical Center, Inc. Project),
                Series 1997A:
        1,700    6.250%, 12/01/06                                                       No Opt. Call           N/R        1,744,217
       21,100    6.750%, 12/01/26                                                    12/06 at 102.00           N/R       20,826,755

        2,250   Hospital Authority of the City of Royston, Georgia, Revenue           7/09 at 102.00           N/R        2,163,308
                 Anticipation Certificates (Ty Cobb Healthcare System, Inc. Project),
                 Series 1999, 6.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.8%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,             1/10 at 100.00            A+        2,250,056
                 6.375%, 1/01/20

       10,000   City of Chicago, Illinois, General Obligation Bonds, Series 2002A     7/12 at 100.00           AAA       10,579,800
                 Project and Refunding, 5.625%, 1/01/39

        2,000   School Reform Board of Trustees of the Board of Education of         12/07 at 102.00           AAA        2,038,380
                 the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds, Dedicated Tax Revenues, Series 1997A, 5.250%, 12/01/22

                School Reform Board of Trustees of the Board of Education of the
                City of Chicago, Illinois, Unlimited Tax General Obligation
                Bonds, Dedicated Tax Revenues, Series 1998A:
       15,000    0.000%, 12/01/24                                                       No Opt. Call           AAA        4,482,600
       47,500    0.000%, 12/01/28                                                       No Opt. Call           AAA       11,322,100

        5,000   City of Chicago, Illinois, Adjustable-Rate Gas Supply Revenue Bonds,  3/03 at 101.50           Aa3        5,122,950
                 1985 Series A (Peoples Gas Project), 6.875%, 3/01/15

        5,000   Chicago Housing Authority, Illinois, Capital Program Revenue          7/12 at 100.00         AA***        5,198,350
                 Bonds, Series 2001, 5.375%, 7/01/18

        1,125   Metropolitan Water Reclamation District of Greater Chicago,             No Opt. Call           Aaa        1,393,943
                 Illinois, General Obligation Capital Improvement Bonds,
                 Series 1991, 7.000%, 1/01/11

        3,575   City of Chicago, Illinois, Chicago O'Hare International Airport,      1/11 at 101.00           AAA        3,562,702
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001C, 5.100%, 1/01/26 (Alternative Minimum Tax)

        4,650   Illinois Development Finance Authority, Industrial Development       12/02 at 102.00           N/R        4,679,760
                 Revenue Bonds, Series 1992 (Plano Molding Company Project),
                 7.750%, 6/01/12 (Alternative Minimum Tax)

        3,000   Illinois Development Finance Authority, Pollution Control Revenue       No Opt. Call            A-        3,009,480
                 Refunding Bonds, Series 1994 (Commonwealth Edison
                 Company Project), 5.850%, 1/15/14

       28,030   Illinois Development Finance Authority, Local Government Program        No Opt. Call           Aaa       12,242,663
                 Bonds, Elgin School District No. U46, Kane, Cook and DuPage
                 Counties, Series 2002, 0.000%, 1/01/19

                Illinois Development Finance Authority, Revenue Bonds
                (Presbyterian Home Lake Forest Place Project), Series 1996B:
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                            9/06 at 102.00           AAA        7,565,831
          990    6.400%, 9/01/31                                                      9/06 at 102.00           AAA        1,092,663

        1,800   Illinois Development Finance Authority, Local Government Program        No Opt. Call           Aaa          782,838
                 Revenue Bonds, Series 2000 (Rockford School District Number 205
                 Project), 0.000%, 2/01/19

        3,180   Illinois Development Finance Authority, Revenue Bonds, Chicago       12/21 at 100.00           BBB        3,118,531
                 Charter School Foundation Project, Series 2002A, 6.250%, 12/01/32

        8,000   Illinois Development Finance Authority, Revenue Refunding Bonds,      9/11 at 100.00           AAA        8,036,640
                 Illinois Wesleyan University, Series 2001, 5.125%, 9/01/35

       14,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       10/03 at 102.00         A-***       14,755,720
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19
                 (Pre-refunded to 10/01/03)

        7,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/03 at 102.00           AAA        7,064,190
                 Series 1993 (Swedish American Hospital), 5.375%, 11/15/23

       18,015   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/03 at 102.00           AAA       18,142,546
                 Series 1993 (Rush-Presbyterian-St. Luke's Medical Center
                 Obligated Group), 5.250%, 11/15/20

        4,350   Illinois Health Facilities Authority, Revenue Bond, Series 1992         No Opt. Call          A***        5,408,660
                 (South Suburban Hospital), 7.000%, 2/15/18

        8,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997      8/07 at 101.00           AAA        8,028,640
                 (Sherman Health Systems), 5.250%, 8/01/22

                                       11

                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                   Portfolio of INVESTMENTS October 31, 2002

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$      15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2000      5/10 at 101.00            A3     $ 15,932,100
                 (Condell Medical Center), 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2001B     2/11 at 101.00           AAA       15,145,950
                 (Edward Hospital ObligationGroup), 5.250%, 2/15/34

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1992A:
       18,955    0.000%, 6/15/17                                                        No Opt. Call           AAA        9,246,249
       12,300    0.000%, 6/15/18                                                        No Opt. Call           AAA        5,617,533

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1994B:
        7,250    0.000%, 6/15/18                                                        No Opt. Call           AAA        3,311,148
        3,385    0.000%, 6/15/21                                                        No Opt. Call           AAA        1,259,491

        9,900   Metropolitan Pier and Exposition Authority, Illinois, McCormick Place   No Opt. Call           AAA        2,305,116
                 Expansion Project Bonds, Series 1994B, 0.000%, 6/15/29

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 2002A:
       21,000    0.000%, 12/15/35                                                       No Opt. Call           AAA        3,370,920
       20,000    0.000%, 6/15/36                                                        No Opt. Call           AAA        3,120,800
        2,150    5.250%, 6/15/42                                                      6/12 at 101.00           AAA        2,192,871

       16,550   Metropolitan Pier and Exposition Authority, Illinois, McCormick Place   No Opt. Call           AAA        5,985,473
                 Expansion Project Refunding Bonds, Series 1996A, 0.000%, 12/15/21

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 2002A:
       10,000    0.000%, 6/15/24                                                      6/22 at 101.00           AAA        4,638,900
       21,000    0.000%, 6/15/34                                                        No Opt. Call           AAA        3,671,010

       11,650   Regional Transportation Authority, Cook, DuPage, Kane, Lake,          6/04 at 102.00           AAA       12,690,578
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1994A, 6.250%, 6/01/24 (Pre-refunded to 6/01/04)

        1,325   Tri-City Regional Port District, Illinois, Port and Terminal            No Opt. Call           N/R        1,394,841
                 Facilities Revenue Bonds (1998 Refunding and Dock #2 Enhancement
                 Project), Series 1998B, 5.875%, 7/01/08 (Alternative Minimum Tax)

        2,295   School District Number 161, Will County, Illinois, Capital              No Opt. Call           Aaa        1,070,801
                 Appreciation School Bonds, Series 1999, 0.000%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.2%

       10,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/13 at 101.00           AAA       10,724,000
                 Series 2001A, 5.375%, 2/01/19

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue        11/07 at 102.00           AAA       10,172,600
                 Bonds, Series 1997A (Sisters of St. Francis Health Services,
                 Inc. Project), 5.375%, 11/01/27

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,  2/07 at 102.00            AA       17,741,306
                 Series 1996A (Clarian Health Partners, Inc.), 6.000%, 2/15/21

        4,840   Indianapolis Airport Authority, Indiana, Special Facilities Revenue   7/04 at 102.00           BBB        5,159,295
                 Bonds, Series 1994 (Federal Express Corporation Project),
                 7.100%, 1/15/17 (Alternative Minimum Tax)

                Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue
                Bonds, Series 1999E:
       12,500    0.000%, 2/01/21                                                        No Opt. Call           AAA        4,743,875
       14,425    0.000%, 2/01/27                                                        No Opt. Call           AAA        3,823,635

        9,155   City of South Bend, Indiana, Multifamily Housing Revenue Refunding   11/02 at 102.00           N/R        7,032,963
                 Bonds, The Pointe at St. Joseph Project, Issue of 1994, Series A,
                 6.200%, 12/15/18

          500   City of South Bend, Indiana, Multifamily Housing Revenue Refunding   11/02 at 102.00           N/R          394,670
                 Bonds, The Pointe at St. Joseph Project, Issue of 1994, Series B,
                 6.450%, 12/15/18 (Alternative Minimum Tax)

        3,169   City of South Bend, Indiana, Multifamily Housing Revenue Refunding   12/03 at 100.00           N/R        1,724,684
                 Bonds, The Pointe at St. Joseph Project, Issue of 1994, Series C,
                 3.850%, 12/15/18

                                       12

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.9%

$       3,500   Iowa Higher Education Loan Authority, Private College Facility       10/12 at 100.00             A     $  3,576,300
                 Revenue Bonds, Wartburg College Project, Series 2002,
                 5.500%, 10/01/33

        6,410   Iowa Housing Finance Authority, Single Family Housing Bonds,            No Opt. Call           AAA        1,406,610
                 1984 Issue A, 0.000%, 9/01/16

       36,500   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00            A1       31,873,990
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        6,650   City of Newton, Kansas, Hospital Revenue Bonds (Newton Healthcare    11/04 at 102.00        N/R***        7,528,199
                 Corporation), Series 1994A, 7.750%, 11/15/24 (Pre-refunded to
                 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4%

        8,135   Greater Kentucky Housing Assistance Corporation, Mortgage             1/03 at 100.00           AAA        8,145,250
                 Revenue Refunding Bonds, Series 1997A (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), 6.100%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.0%

       17,330   Louisiana Public Facilities Authority, Hospital Revenue Refunding    11/02 at 100.00           AAA       21,238,608
                 Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                 8.000%, 5/15/12

       18,880   Tobacco Settlement Financing Corporation, Louisiana, Asset-Backed     5/11 at 101.00            A1       17,106,413
                 Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.3%

       14,365   Maine State Housing Authority, Mortgage Purchase Bonds,               2/04 at 102.00           AA+       14,756,159
                 1994 Series A, 5.550%, 11/15/14

       10,275   Maine State Housing Authority, Mortgage Purchase Bonds,               5/05 at 102.00           AA+       10,722,271
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.8%

       10,900   Community Development Administration of Maryland, Residential         3/07 at 101.50           Aa2       11,360,416
                 Revenue Bonds,  Department of Housing and Community
                 Development, Series 1997B, 5.875%, 9/01/25 (Alternative
                 Minimum Tax)

        3,500   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00           N/R        3,527,510
                 Cogeneration Revenue Bonds, AES  Warrior Run Project,
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.4%

       10,000   Massachusetts Bay Transportation Authority, Senior Sales Tax          7/12 at 100.00           AAA        9,999,300
                 Revenue Bonds, Series 2002A Refunding, 5.000%, 7/01/32 (WI,
                 settling 11/14/02)

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:
          110    8.750%, 7/01/18 (Pre-refunded to 1/01/03)                            1/03 at 100.00           Aaa          111,288
          100    8.750%, 7/01/18 (Pre-refunded to 7/01/03)                            7/03 at 100.00           Aaa          104,679
          215    8.750%, 7/01/18 (Pre-refunded to 1/01/04)                            1/04 at 100.00           Aaa          232,258
          220    8.750%, 7/01/18 (Pre-refunded to 7/01/04)                            7/04 at 100.00           Aaa          244,926
          110    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00           Aaa          128,853
          105    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00           Aaa          119,818

       16,400   Massachusetts Turnpike Authority, Metropolitan Highway System         1/07 at 102.00           AAA       16,358,836
                 Revenue Bonds, 1997 Series A (Senior), 5.000%, 1/01/37

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway System         1/07 at 102.00           AAA        8,033,840
                 Revenue Bonds, 1997 Series B (Subordinate), 5.125%, 1/01/37

        5,000   Massachusetts Turnpike Authority, Metropolitan Highway System         1/09 at 101.00           AAA        4,962,400
                 Revenue Bonds, 1999 Series A (Subordinate), 5.000%, 1/01/39

        6,000   Massachusetts Water Pollution Abatement Trust, Pool Program           8/10 at 101.00           AAA        6,277,080
                 Bonds, Series 6, 5.500%, 8/01/30


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.8%

        6,000   Economic Development Corporation of the City of Dearborn,             8/04 at 102.00           AAA        6,049,680
                 Michigan, Hospital Revenue Refunding Bonds (Oakwood
                 Obligated Group), Series 1994A, 5.250%, 8/15/21

        9,650   City of Detroit Local Development Finance Authority, Michigan,        5/09 at 101.00           BB-        7,764,487
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

                                       13


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                   Portfolio of INVESTMENTS October 31, 2002

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       1,400   City of Detroit, Michigan, Sewage Disposal System Revenue             7/05 at 101.00           AAA     $  1,483,944
                 Refunding Bonds, Series 1995-B, 5.250%, 7/01/15

        3,000   Michigan Municipal Bond Authority, Public School Academy             10/09 at 102.00           Ba1        3,085,530
                 Revenue Bonds, Detroit Academy of Arts and Sciences,
                 Series 2001, 7.900%, 10/01/21

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (Detroit Medical Center Obligated Group), Series 1993A:
        1,000    6.250%, 8/15/13                                                      8/03 at 102.00          BBB-        1,008,210
       12,925    6.500%, 8/15/18                                                      8/03 at 102.00          BBB-       12,988,203

       37,055   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     8/08 at 101.00          BBB-       30,935,737
                 (Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

        4,320   Michigan State Housing Development Authority, Rental Housing          4/03 at 102.00           AAA        4,417,632
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

       15,750   Michigan State Housing Development Authority, Rental Housing          6/05 at 102.00           AAA       16,516,395
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

       25,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue         9/05 at 102.00           AAA       28,006,500
                 Bonds (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2%

        3,435   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/05 at 102.00           AAA        3,599,743
                 1995 Series D, 5.900%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

       13,000   Mississippi Hospital Equipment and Facilities Authority, Revenue      5/03 at 102.00           AAA       13,479,310
                 Refunding and Improvement Bonds (North Mississippi Health
                 Services), 1993 Series 1, 5.750%, 5/15/16


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

                Industrial Development Authority of the City of West Plains,
                Missouri, Hospital Facilities Revenue Bonds (Ozark Medical
                Center), Series 1997:
        1,750    5.500%, 11/15/12                                                    11/07 at 101.00           BB+        1,677,813
        1,000    5.600%, 11/15/17                                                    11/07 at 101.00           BB+          918,370

        3,075   Industrial Development Authority of the City of West Plains,         11/09 at 101.00           BB+        3,088,868
                 Missouri, Hospital Facilities Revenue Bonds (Ozark Medical
                 Center), Series 1999, 6.750%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.1%

                Director of the State of Nevada, Department of Business and
                Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                Series 2000:
        7,500    0.000%, 1/01/24                                                        No Opt. Call           AAA        2,346,825
       18,800    5.375%, 1/01/40                                                      1/10 at 100.00           AAA       19,224,504


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.1%

       20,785   Business Finance Authority of the State of New Hampshire,            10/03 at 102.00            A3       20,874,791
                 Pollution Control Refunding Revenue Bonds (United Illuminating
                 Company Project), 1993 Series A, 5.875%, 10/01/33


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.2%

       25,625   New Jersey Economic Development Authority, Special Facility           9/09 at 101.00            B+       13,006,738
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

       10,250   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00            B+        5,785,100
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        5,000   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00          BBB-        5,419,400
                 Trinitas Hospital Obligated Group Issue, Series 2000,
                 7.500%, 7/01/30


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.1%

        5,360   Village of East Rochester Housing Authority, New York, FHA-Insured    8/07 at 102.00           AAA        5,730,054
                 Mortgage Revenue Bonds (St. John's Meadows Project),
                 Series 1997A, 5.600%, 8/01/17

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
       11,000    5.250%, 12/01/26                                                     6/08 at 101.00           AAA       11,230,450
       32,140    5.500%, 12/01/29                                                     6/03 at 101.00            A-       32,518,931

                                       14

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      15,500   Long Island Power Authority, New York, Electric System General        9/11 at 100.00            A-     $ 15,771,405
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25

        5,000   City of New York, New York, General Obligation Bonds,                 8/03 at 101.50             A        5,194,050
                 Fiscal 1994 Series D, 5.750%, 8/15/10

        5,000   City of New York, New York, General Obligation Bonds,                 2/06 at 101.50             A        5,355,900
                 Fiscal 1996 Series G, 5.750%, 2/01/14

       10,000   City of New York, New York, General Obligation Bonds,                 8/06 at 101.50             A       10,864,300
                 Fiscal 1997 Series E, 6.000%, 8/01/16

       13,395   City of New York, New York, General Obligation Bonds,                 8/07 at 101.00             A       14,230,714
                 Fiscal 1998 Series D, 5.500%, 8/01/10

       39,610   City of New York, New York, General Obligation Bonds,                10/07 at 101.00             A       41,807,959
                 Fiscal 1997 Series G, 6.000%, 10/15/26

       15,000   New York City Municipal Water Finance Authority, New York, Water      6/06 at 101.00           AAA       16,321,200
                 and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

       10,000   New York City Industrial Development Agency, New York,                8/12 at 101.00           BB-        4,399,900
                 Special Facility Revenue Bonds, American Airlines, Inc. -
                 John F. Kennedy International Airport Project, Series 2002B,
                 8.500%, 8/01/28 (Alternative Minimum Tax)

        5,200   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00             A        5,587,816
                 Lease Revenue Bonds (City of New York Issue), Series 1999,
                 6.000%, 5/15/39

        7,000   Dormitory Authority of the State of New York, Mental Health           8/09 at 101.00           AA-        7,026,320
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

        2,000   New York State Environmental Facilities Corporation, State Clean      6/12 at 100.00           AAA        2,009,760
                 Water and Drinking Water Revolving Funds Revenue Bonds,
                 Series 2002B (New York City Municipal Water Finance Authority
                 Projects), Second Resolution Bonds, 5.000%, 6/15/27

        8,855   New York State Medical Care Facilities Finance Agency,                8/03 at 102.00           AAA        9,263,747
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

        8,500   Power Authority of the State of New York, Series 2000A,              11/10 at 100.00           Aa2        8,648,070
                 Revenue Bonds, 5.250%, 11/15/40


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.5%

        2,600   City of Charlotte, North Carolina, Refunding Certificates            12/03 at 102.00           AAA        2,694,146
                 of Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

       13,115   North Carolina Eastern Municipal Power Agency, Power System           9/03 at 102.50           BBB       13,504,122
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

       11,610   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 102.00           BBB       11,888,524
                 Revenue Bonds, Series 1993-D, 5.875%, 1/01/14

        1,000   North Carolina Eastern Municipal Power Agency, Power System           1/07 at 102.00           AAA        1,112,190
                 Revenue Bonds, Refunding Series 1996A, 5.700%, 1/01/13

       14,310   North Carolina Municipal Power Agency Number 1, Catawba Electric      1/03 at 100.00          BBB+       14,358,511
                 Revenue Bonds, Series 1992, 5.750%, 1/01/15

       13,140   North Carolina Municipal Power Agency Number 1, Catawba Electric      1/03 at 100.00          BBB+       13,143,416
                 Revenue Bonds, Series 1985B, 6.000%, 1/01/20

       10,000   North Carolina Municipal Power Agency Number 1, Catawba Electric      1/10 at 101.00          BBB+       10,680,100
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.4%

        5,955   Pennsylvania Convention Center Authority, Refunding Revenue           9/04 at 102.00           BBB        6,385,963
                 Bonds, 1994 Series A, 6.750%, 9/01/19

       11,175   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/03 at 102.00           AA+       11,436,272
                 Revenue Bonds, Series 36, 5.450%, 10/01/14

        7,670   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102.00           AA+        8,000,270
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative
                 Minimum Tax)

       18,850   Pennsylvania Intergovernmental Cooperation Authority, Special Tax     6/03 at 100.00           AAA       18,853,016
                 Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series 1993A, 5.000%, 6/15/22

        4,500   Pennsylvania Higher Educational Facilities Authority, University of   7/08 at 100.00            AA        4,264,515
                 Pennsylvania Revenue Bonds, Series 1998, 4.500%, 7/15/21

       16,180   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue      6/03 at 102.00           AAA       16,778,013
                 Bonds, Series 1993, 5.500%, 6/15/14

                                       15


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                   Portfolio of INVESTMENTS October 31, 2002
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.8%

$      10,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00           AAA     $ 10,685,800
                 Bonds, 2000 Series A, 5.500%, 10/01/40

        5,500   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00          Baa2        5,705,205
                 Environmental Control Facilities Financing Authority, Cogeneration
                 Facility Revenue Bonds, 2000 Series A, 6.625%, 6/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.3%

        6,250   Rhode Island Health and Educational Building Corporation, Hospital    5/07 at 102.00           AAA        6,299,688
                 Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.250%, 5/15/26

       20,000   Tobacco Settlement Financing Corporation of Rhode Island,             6/12 at 100.00            A1       19,140,400
                 Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.0%

       13,000   Piedmont Municipal Power Agency, South Carolina, Electric             1/03 at 100.00          BBB-       11,266,320
                 Revenue Bonds, 1986 Refunding Series, 5.000%, 1/01/25

        8,000   South Carolina Jobs-Economic Development Authority, Hospital         12/10 at 102.00           BBB        8,765,840
                 Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                 7.375%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 4.7%

       13,040   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue  12/02 at 100.00           BB-        3,520,800
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

       24,265   City of Austin, Texas, Combined Utility Systems Revenue Refunding       No Opt. Call           AAA       34,972,902
                 Bonds, Series 1992A, 12.500%, 11/15/07

        1,500   Corpus Christi Housing Finance Corporation, Texas, Single Family      1/03 at 102.00           AAA        1,533,255
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A,
                 7.700%, 7/01/11

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue   11/11 at 100.00           AAA        2,755,431
                 Bonds, Series 2001G, 5.250%, 11/15/30

       10,045   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/10 at 100.00           AAA       10,886,168
                 Bonds, Series 2000A, 5.875%, 7/01/16 (Alternative Minimum Tax)

                Irving Independent School District, Texas, Unlimited Tax School
                Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                        No Opt. Call           AAA        4,253,403
        3,470    0.000%, 2/15/11                                                        No Opt. Call           AAA        2,464,672

       22,060   Leander Independent School District, Williamson and Travis             8/09 at 31.45           AAA        5,026,812
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

       14,625   Matagorda County Navigation District Number One, Texas,               4/03 at 100.00           AAA       14,667,266
                 Collateralized Revenue Refunding Bonds (Houston Lighting &
                 Power Company Project), Series 1995, 5.800%, 10/15/15

        5,000   Industrial Development Corporation of Port of Corpus Christi, Texas,  4/08 at 102.00           BBB        4,822,400
                 Revenue Refunding Bonds (Valero Refining and Marketing
                 Company Project), 5.400%, 4/01/18

        6,050   Weslaco Health Facilities Development Corporation, Texas, Hospital    6/04 at 102.00           AAA        6,112,436
                 Revenue Bonds (Knapp Medical Center Project), Series 1994,
                 5.375%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.5%

       12,000   Intermountain Power Agency, Utah, Power Revenue Refunding             7/06 at 102.00            A+       11,948,760
                 Bonds, 1996 Series D, 5.000%, 7/01/21

        5,000   Intermountain Power Agency, Utah, Power Supply Revenue Refunding      7/07 at 102.00           AAA        5,523,050
                 Bonds, 1997 Series B, 5.750%, 7/01/19

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, 1993 Series A:
       16,080    5.500%, 7/01/20                                                      7/03 at 102.00         A+***       16,759,541
       21,045    5.500%, 7/01/20                                                      7/03 at 102.00            A+       21,321,321
        8,280    5.000%, 7/01/23                                                      7/03 at 100.00            A+        8,221,460

        4,760   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 101.50           AAA        4,738,866
                 1998 Series G-2 (Class I), 5.200%, 7/01/30 (Alternative
                 Minimum Tax)

                                       16

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

$       3,245   Virginia Housing Development Authority, Multifamily Housing           1/08 at 102.00           AA+     $  3,389,824
                 Bonds, Series 1997E, 5.600%, 11/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.1%

       12,500   Energy Northwest, Washington, Columbia Generation Station             7/12 at 100.00           AAA       14,065,375
                 Electric Revenue Refunding Bonds, Series 2002B, 6.000%, 7/01/18

       12,700   Tobacco Settlement Authority, Washington, Tobacco Settlement          6/13 at 100.00            A1       12,520,803
                 Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32
                 (WI, settling 11/05/02)

        9,450   Washington Public Power Supply System, Nuclear Project No. 1          7/03 at 102.00           AAA        9,833,859
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993C:
       27,000    5.400%, 7/01/12                                                      7/03 at 102.00           Aa1       27,722,520
        2,970    5.375%, 7/01/15                                                      7/03 at 102.00           Aa1        3,037,805

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1993A:
        8,495    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                            7/03 at 102.00        Aa1***        8,894,860
        2,895    5.750%, 7/01/12                                                      7/03 at 102.00           Aa1        2,981,589

       17,700   Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1994A,                                7/04 at 102.00           Aa1       18,460,038
                 5.375%, 7/01/10

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993C:
       81,000    5.400%, 7/01/12                                                      7/03 at 102.00           Aa1       83,167,560
       15,850    5.375%, 7/01/15                                                      7/03 at 102.00           Aa1       16,211,856

        8,200   Washington Public Power Supply System, Nuclear Project No. 3            No Opt. Call           Aa1        4,752,720
                 Refunding Revenue Bonds, Series 1989B, 0.000%, 7/01/14

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993B:
        5,895    5.625%, 7/01/12                                                      7/03 at 102.00           Aa1        6,066,545
        9,000    5.600%, 7/01/17                                                      7/03 at 102.00           AAA        9,343,890


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.3%

        6,345   West Virginia Housing Development Fund, Housing Finance Bonds,       11/06 at 102.00           AAA        6,650,195
                 Series 1997-A, 6.050%, 5/01/27


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.5%

       21,385   Wisconsin Public Power Incorporated System, Power Supply System       7/03 at 102.00           AAA       21,597,780
                 Revenue Bonds, Series 1993A, 5.250%, 7/01/21

        8,370   Wisconsin Housing and Economic Development Authority, Home            9/08 at 101.50            AA        8,488,933
                 Ownership Revenue Bonds, 1998 Series B, 5.600%, 3/01/28
                 (Alternative Minimum Tax)

       17,020   Wisconsin Health and Educational Facilities Authority (Sisters        8/03 at 102.00           AAA       17,516,130
                 of the Sorrowful Mother - Ministry Corporation), Series 1993D,
                 5.500%, 8/15/19

        1,750   Wisconsin Health and Educational Facilities Authority (Sisters        8/03 at 102.00           AAA        1,799,560
                 of the Sorrowful Mother- Ministry Corporation), Series 1993C,
                 5.400%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$   2,111,904   Total Long-Term Investments (cost $1,788,971,727) - 96.6%                                             1,879,944,228
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                     66,463,151
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,946,407,379
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       17

                            Nuveen Municipal Income Fund, Inc. (NMI)
                            Portfolio of
                                    INVESTMENTS October 31, 2002
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.8%

$         690   Phenix City, Alabama, Industrial Development Board Environmental      5/12 at 100.00           BBB     $    674,213
                 Improvement Revenue Bonds, MeadWestvaco Project, Series 2002A,
                 6.350%, 5/15/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.1%

        5,530   Adelanto School District, San Bernardino County, California,            No Opt. Call           AAA        1,961,436
                 1997 Series A, General Obligation Bonds, 0.000%, 9/01/22

                Brea Olinda Unified School District, California, General
                Obligation Bonds (Election of 1999), Series 1999A:
        2,000    0.000%, 8/01/21                                                        No Opt. Call           AAA          757,580
        2,070    0.000%, 8/01/22                                                        No Opt. Call           AAA          731,766

        2,120   Brea Olinda Unified School District, California, General Obligation     No Opt. Call           AAA          706,702
                 Bonds (Election of 1999), Series 1999A, 0.000%, 8/01/23

        2,283   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00           N/R          324,871
                 Disposal Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)#

        1,150   Foothill/Eastern Transportation Corridor Agency, California,          1/07 at 100.00           AAA        1,310,483
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

          500   Regional Airports Improvement Corporation, California, Los Angeles   12/12 at 102.00           BB-          325,000
                 International Airport Facilities (American Airlines, Inc.
                 Terminal 4 Project), Sublease Revenue Bonds, Series 2002C,
                 7.500%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.7%

          500   Colorado Educational and Cultural Facilities Authority, Charter       8/11 at 100.00           Ba2          503,585
                 School Revenue Bonds, Peak to Peak Charter School Project,
                 Boulder Valley, School District No. RE-2, Series 2001,
                 7.500%, 8/15/21

        1,000   Colorado Educational and Cultural Facilities Authority, Charter       6/11 at 100.00           Ba1          998,720
                 School Revenue Bonds, Frontier Academy Project, Weld County,
                 School District No. 6, Series 2001, 7.375%, 6/01/31

          920   Colorado Educational and Cultural Facilities Authority, Charter       7/12 at 100.00           BBB          898,619
                 School Revenue Bonds, DCS Montessori Project, Douglas County,
                 School District RE-1, Series 2002A, 6.000%, 7/15/22

        1,590   City and County of Denver, Colorado, Airport System Revenue          11/02 at 102.00             A        1,625,075
                 Bonds, Series 1992B, 7.250%, 11/15/23 (Alternative Minimum
                 Tax) (Pre-refunded to 11/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 6.1%

        1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,        10/05 at 102.00           BBB        1,572,929
                 Series 1995, 6.750%, 10/15/15

        2,000   State of Connecticut Health and Educational Facilities Authority,     7/06 at 102.00          BBB-        2,062,420
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

          500   Eastern Connecticut Resource Recovery Authority, Solid Waste          1/03 at 102.00           BBB          490,970
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

          980   Housing Authority of the City of Willimantic, Connecticut,           10/05 at 105.00           AAA        1,074,521
                 Multifamily Housing Revenue Bonds, Series 1995A (GNMA
                 Collateralized Mortgage Loan - Village Heights Apartments Project),
                 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.0%

        1,580   Dade County Industrial Development Authority, Florida,                6/05 at 102.00           N/R        1,607,129
                 Industrial Development Revenue Bonds, Series 1995 (Miami
                 Cerebral Palsy Residential Services, Inc. Project), 8.000%, 6/01/22

        2,000   Martin County Industrial Development Authority, Florida, Industrial  12/04 at 102.00          BBB-        2,059,680
                 Development Revenue Bonds, Series 1994A (Indiantown
                 Cogeneration Project), 7.875%, 12/15/25 (Alternative Minimum Tax)

          600   Martin County Industrial Development Authority, Florida,             12/04 at 102.00          BBB-          622,476
                 Revenue Refunding Bonds, Series B (Indiantown Cogeneration
                 Project), 8.050%, 12/15/25 (Alternative Minimum Tax)

                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.1%

$       4,160   City of Chicago, Illinois, Tax Increment Allocation Bonds             1/09 at 100.00           N/R     $  4,122,976
                 (Irving/Cicero Redevelopment Project), Series 1998,
                 7.000%, 1/01/14

        1,000   Illinois Development Finance Authority, Chicago Charter School       12/21 at 100.00           BBB          980,670
                 Foundation Project, Series 2002A, 6.250%, 12/01/32

        1,000   Illinois Educational Facilities Authority, Student Housing Revenue    5/12 at 101.00          Baa2          999,320
                 Bonds, Educational Advancement Foundation Fund, University
                 Center Project, Series 2002, 6.250%, 5/01/34

        1,915   Joliet Regional Port District Airport Facilities, Illinois, Revenue   7/07 at 103.00           N/R        1,735,526
                 Bonds, Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)

        2,000   Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring       No Opt. Call           N/R          882,500
                 Project (Guaranteed by Foster Wheeler), Series 1999C,
                 7.250%, 10/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 9.2%

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/12 at 101.00          Baa1        2,007,580
                 Bonds, Series 2002, Riverview Hospital Project, 6.125%, 8/01/31

        6,300   Whitley County, Indiana, Solid Waste and Sewage Disposal Revenue     11/10 at 102.00           N/R        5,895,981
                 Bonds (Steel Dynamics, Inc. Project), Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 3.1%

        3,000   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00            A1        2,655,780
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.3%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds (Comm-Care Corporation Project), Series 1994:
          285    11.000%, 2/01/04                                                       No Opt. Call           BBB          296,001
        2,000    11.000%, 2/01/14                                                       No Opt. Call           BBB        2,536,300


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 3.6%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call          BBB-        2,054,320
                 Bonds (Twin Coves Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)

        1,000   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00           N/R        1,007,860
                 Cogeneration Revenue Bonds, AES Warrior Run Project,
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.5%

          500   Massachusetts Development Finance Agency, Resource Recovery          12/09 at 102.00           BBB          494,670
                 Revenue Bonds (Ogden Haverhill Project), Series 1999A,
                 6.700%, 12/01/14 (Alternative Minimum Tax)

          435   Massachusetts Health and Educational Facilities Authority,            1/03 at 100.00           AAA          444,570
                 Revenue Refunding Bonds, Beverly Hospital Issue, Series D,
                 7.300%, 7/01/13

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery              No Opt. Call           BBB          974,030
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1992A Remarketing, 4.850%, 12/01/05

          270   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00           BBB          245,897
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.1%

        1,000   Delta County Economic Development Corporation, Michigan,              4/12 at 100.00           BBB          988,330
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation-Escanaba Paper Company Project,
                 Series 2002B, 6.450%, 4/15/23 (Alternative Minimum Tax)

        2,150   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00          Baa3        2,167,458
                 Bonds, Sinai Hospital, Refunding Series 1995, 6.625%, 1/01/16

          500   Wayne County, Michigan, Special Airport Facilities Revenue Bonds,    12/05 at 102.00           N/R          366,195
                 Northwest Airlines, Inc., Refunding Series 1995,
                 6.750%, 12/01/15

                                       19

                            Nuveen Municipal Income Fund, Inc. (NMI) (continued)
                                   Portfolio of INVESTMENTS October 31, 2002
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.0%

$         965   Housing and Redevelopment Authority of the City of St. Paul,         11/03 at 102.00           Ba2     $    835,922
                 Minnesota, Hospital Facility Revenue Bonds, HealthEast Project,
                 Series 1993A Refunding, 6.625%, 11/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.7%

        1,500   Montana State Board of Investments, Exempt Facility Revenue           7/10 at 101.00           Ba3        1,466,535
                 Bonds, Series 2000, Stillwater Mining Company Project,
                 8.000%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

          700   New Hampshire Higher Educational and Health Facilities Authority,     1/07 at 102.00          BBB-          705,054
                 Revenue Bonds, Series 1997, New Hampshire College Project,
                 6.375%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.2%

        1,455   Cattaraugus County Industrial Development Agency, New York,             No Opt. Call           N/R        1,317,852
                 Tax-Exempt Industrial Development Revenue Bonds (Laidlaw
                 Energy & Environmental, Inc. Project), Series 1999A,
                 8.500%, 7/01/21 (Alternative Minimum Tax)

        5,000   Erie County Industrial Development Agency, New York, Solid Waste     12/10 at 103.00           N/R        1,118,750
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 8.875%, 12/01/13 (Alternative Minimum Tax)##

        4,190   Yates County Industrial Development Agency, New York, Civic           2/11 at 101.00           AAA        4,493,524
                 Facility Revenue Bonds (Soldiers and Sailors Memorial
                 Hospital - FHA Insured Mortgage), Series 2000A, 6.000%, 2/01/41

        2,500   New York State Medical Care Facilities Finance Agency, Brookdale      2/05 at 102.00           AAA        2,815,450
                 Hospital Medical Center Secured Hospital Revenue Bonds,
                 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.0%

        2,600   Ohio Water Development Authority, Solid Waste Disposal Revenue        9/09 at 102.00           N/R        2,579,044
                 Bonds, Bay Shore Power Project, Convertible Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 7.1%

        1,800   Allegheny County Hospital Development Authority, Pennsylvania,       11/10 at 102.00            B+        1,970,820
                 Health System Revenue Bonds, Series 2000B, West Penn
                 Allegheny Health System, 9.250%, 11/15/30

        1,455   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call          BBB-        1,529,627
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        1,000   Pennsylvania Convention Center Authority, Refunding Revenue           9/04 at 102.00           BBB        1,072,370
                 Bonds, 1994 Series A, 6.750%, 9/01/19

        1,500   Pennsylvania Economic Development Financing Authority, Resource      12/04 at 102.00          BBB-        1,560,780
                 Recovery Revenue Bonds, Colver Project, Series 1994D,
                 7.150%, 12/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.6%

          500   Tobacco Settlement Financing Corporation of Rhode Island,             6/12 at 100.00            A1          478,510
                 Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.2%

        1,000   Tobacco Settlement Revenue Management Authority, South Carolina,      5/11 at 101.00            A1          988,080
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.4%

        1,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00          Baa2        1,021,380
                 Tennessee, Hospital Facilities Revenue Bonds, Baptist Health
                 System of East Tennessee, Series 2002, 6.375%, 4/15/22

        1,000   Shelby County Health, Educational, and Housing Facilities Board,      9/12 at 100.00          BBB+        1,045,320
                 Tennessee, Hospital Revenue Bonds, Methodist Healthcare,
                 Series 2002, 6.500%, 9/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.6%

        1,055   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue  12/02 at 100.00           BB-          284,850
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        2,000   Gulf Coast Waste Disposal Authority, Texas, Sewage and                4/12 at 100.00            A+        2,090,060
                 Solid Waste Disposal Revenue Bonds, Anheuser Busch Company
                 Project, Series 2002, 5.900%, 4/01/36 (Alternative Minimum Tax)

          460   Hidalgo County Housing Finance Corporation, Texas, Single Family      4/04 at 102.00           Aaa          475,157
                 Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)

                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*     RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       2,000   Weslaco Health Facilities Development Authority, Texas, Hospital      6/12 at 100.00          BBB+     $  2,030,240
                 Revenue Bonds, Knapp Medical Center Project, Series 2002,
                 6.250%, 6/01/25

                West Independent School District, McLennan and Hill Counties,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/25                                                       8/13 at 51.84           AAA          266,370
        1,000    0.000%, 8/15/26                                                       8/13 at 49.08           AAA          250,760
        1,000    0.000%, 8/15/27                                                       8/13 at 46.47           AAA          236,090


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.2%

        1,000   Chesterfield County Industrial Development Authority, Virginia,      11/10 at 102.00            A3        1,002,900
                 Pollution Control Revenue Bonds, Virginia Electric and Power
                 Company, Series 1987A, 5.875%, 6/01/17 (WI, settling 11/08/02)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.6%

        1,240   Housing Authority of the City of Bellingham, Washington, Housing     11/04 at 100.00         A1***        1,365,313
                 Revenue Bonds, Series 1994 (Cascade Meadows Project),
                 7.100%, 11/01/23 (Pre-refunded to 11/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.2%

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 100.00           BBB        1,001,620
                 Bonds, Carroll College, Inc. Project, Series 2001, 6.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     101,928   Total Long-Term Investments (cost $89,914,940) - 99.2%                                                   85,166,517
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                        730,027
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 85,896,544
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    #    Non-income producing security. On January 1, 2002,
                         CFRHoldings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside)took possession of the CanFibre of Riverside assets on behalf of the various Nuveen
                         Funds. CFR Holdings, Inc., has determined that a sale of the facility is in the best interests of shareholders and is proceeding accordingly.

                    ## Non-income producing security. In September of 2002, the Erie County Acquisition Corporation, Inc. (an entity formed by Nuveen for the benefit of the Nuveen
                         Funds owning various interests in CanFibre of Lackawanna) took possession of the CanFibre of Lackawanna assets on behalf of the various Nuveen
                         Funds. Erie County Acquisition Corporation, Inc. has determined that a sale of the facility is in the best interests of shareholders and is proceeding accordingly.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       21

                            Statement of
                                 ASSETS AND LIABILITIES October 31, 2002

                                                                                                 MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                              $1,879,944,228       $ 85,166,517
Receivables:
   Interest                                                                                           33,087,000          2,016,766
   Investments sold                                                                                   62,647,853             60,146
Other assets                                                                                              50,088              2,225
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 1,975,729,169         87,245,654
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                         5,173,863            245,220
Payable for investments purchased                                                                     22,067,527          1,000,000
Accrued expenses:
   Management fees                                                                                       904,025             47,742
   Other                                                                                               1,176,375             56,148
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               29,321,790          1,349,110
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $1,946,407,379       $ 85,896,544
====================================================================================================================================
Shares outstanding                                                                                   194,959,520          8,092,984
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $         9.98       $      10.61
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                  $    1,949,595       $     80,930
Paid-in surplus                                                                                    1,837,697,688         90,727,722
Undistributed (Over-distribution of) net investment income                                             7,887,053            (47,547)
Accumulated net realized gain (loss) from investments                                                  7,900,542           (116,138)
Net unrealized appreciation (depreciation) of investments                                             90,972,501         (4,748,423)
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $1,946,407,379       $ 85,896,544
====================================================================================================================================
Authorized shares                                                                                    350,000,000        200,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       22

                            Statement of
                                OPERATIONS Year Ended October 31, 2002
                                                                                                 MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                   $111,912,071        $ 5,674,166
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                       10,711,999            564,555
Shareholders' servicing agent fees and expenses                                                          666,535             38,499
Custodian's fees and expenses                                                                            542,937             40,784
Directors' fees and expenses                                                                              19,327                986
Professional fees                                                                                         47,904             89,974
Shareholders' reports - printing and mailing expenses                                                    214,115             19,396
Stock exchange listing fees                                                                               90,455             13,855
Investor relations expense                                                                               324,099             17,829
Other expenses                                                                                            63,412              5,506
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                            12,680,783            791,384
   Custodian fee credit                                                                                  (41,468)           (13,057)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                          12,639,315            778,327
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 99,272,756          4,895,839
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                                                     8,064,722            330,105
Change in net unrealized appreciation (depreciation) of investments                                  (42,196,425)        (2,760,792)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                     (34,131,703)        (2,430,687)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                          $ 65,141,053        $ 2,465,152
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       23

                            Statement of
                                CHANGES IN NET ASSETS
                                                                  MUNICIPAL VALUE (NUV)                   MUNICIPAL INCOME (NMI)
                                                         -----------------------------------         -------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               10/31/02             10/31/01            10/31/02            10/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $   99,272,756       $   99,466,513         $ 4,895,839        $ 5,415,096
Net realized gain from investment transactions                8,064,722            1,440,337             330,105             30,208
Change in net unrealized appreciation (depreciation)
   of investments                                           (42,196,425)          81,296,118          (2,760,792)          (607,664)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   65,141,053          182,202,968           2,465,152          4,837,640
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income                 (99,430,445)         (99,918,088)         (4,972,156)        (5,604,202)
From accumulated net realized gains from
   investment transactions                                   (1,442,700)          (4,112,336)                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (100,873,145)        (104,030,424)         (4,972,156)        (5,604,202)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                     --                   --             314,902            640,957
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (35,732,092)          78,172,544          (2,192,102)          (125,605)
Net assets at the beginning of year                       1,982,139,471        1,903,966,927          88,088,646         88,214,251
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                            $1,946,407,379       $1,982,139,471         $85,896,544        $88,088,646
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                  $    7,887,053       $    1,657,666         $   (47,547)       $     4,942
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       24


                            Notes to
                                   FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2002, Municipal Value (NUV) and Municipal Income (NMI) had outstanding when-issued purchase commitments of $22,067,527 and $1,000,000, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2002, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2002.

                            Notes to
                                FINANCIAL STATEMENTS (continued)

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective November 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to November 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation or increase in net unrealized depreciation based on securities held by the Funds on November 1, 2001, as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
                                                      $6,387,076         $23,828
================================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The net effect of this change for the fiscal year ended October 31, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation or increase in net unrealized depreciation as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
                                                      $1,286,468         $34,638
================================================================================


2. FUND SHARES
Transactions in shares were as follows:

                                MUNICIPAL VALUE (NUV)     MUNICIPAL INCOME (NMI)
                                ---------------------     ----------------------
                                  YEAR         YEAR          YEAR         YEAR
                                  ENDED        ENDED         ENDED        ENDED
                                10/31/02     10/31/01      10/31/02     10/31/01
--------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                      --           --           27,850       55,036
================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the fiscal year ended October 31, 2002, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                   $250,385,695     $31,756,922
   Short-term securities                              59,055,000       7,500,000
Sales and maturities:
   Long-term municipal securities                    338,458,069      30,806,628
   Short-term securities                              59,055,000       7,500,000
================================================================================


4. INCOME TAX INFORMATION
The following information is presented on an income tax basis as of October 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Cost of Investments                               $1,781,475,624     $89,873,150
================================================================================

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                     $142,867,489     $3,329,396
   Depreciation                                      (44,398,885)    (8,036,029)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   on investments                                   $ 98,468,604    $(4,706,633)
================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2002, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Undistributed tax-exempt income                       $8,502,747        $300,609
Undistributed ordinary income *                          162,176          14,703
Undistributed net long-term capital gains              7,912,348              --
================================================================================

The tax character of distributions paid during the fiscal year ended October 31, 2002, were designated for purposes of the dividends paid deduction as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from tax-exempt income                 $99,430,445     $5,019,154
Distributions from ordinary income *                     643,366             --
Distributions from net long-term capital gains           799,334             --
================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2002, Municipal Income (NMI) has an unused capital loss carryforward of $116,138, available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

                            Notes to
                                FINANCIAL STATEMENTS (continued)


5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:



AVERAGE DAILY NET ASSETS                                   MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $500 million                                                .3500%
For the next $500 million                                                 .3250
For net assets over $1 billion                                            .3000
================================================================================


In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:

GROSS INTEREST INCOME                                      MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================


AVERAGE DAILY NET ASSETS                                  MUNICIPAL INCOME (NMI)
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. INVESTMENT COMPOSITION
At October 31, 2002, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Basic Materials                                               --%            11%
Consumer Staples                                               4              7
Education and Civic Organizations                              2              6
Healthcare                                                    16             18
Housing/Multifamily                                            3              4
Housing/Single Family                                          4              1
Long-Term Care                                                 1              5
Tax Obligation/General                                         7              6
Tax Obligation/Limited                                        12             12
Transportation                                                 8              5
U.S. Guaranteed                                                8              6
Utilities                                                     31             18
Water and Sewer                                                4             --
Other                                                         --              1
--------------------------------------------------------------------------------
                                                            100%            100%
================================================================================

Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (44% for Municipal Value (NUV) and 14% for Municipal Income (NMI)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.


7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 2, 2002, to shareholders of record on November 15, 2002, as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                                        $.0425          $.0500
================================================================================

                            Financial
                                   Highlights

Selected data for a share outstanding throughout each period:
                                           Investment Operations               Less Distributions
                                    -----------------------------------  -----------------------------
                                                                           From and
                                                  Net Realized/           in Excess
                        Beginning          Net       Unrealized              of Net                        Ending
                        Net Asset   Investment       Investment          Investment   Capital           Net Asset
                            Value       Income      Gain (Loss)   Total      Income     Gains    Total      Value
-----------------------------------------------------------------------------------------------------------------
Municipal Value (NUV)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
        2002(a)            $10.17         $.51           $(.18)   $ .33       $(.51)   $(.01)   $(.52)     $ 9.98
        2001                 9.77          .51             .42      .93        (.51)    (.02)    (.53)      10.17
        2000                 9.48          .52             .28      .80        (.51)      --     (.51)       9.77
        1999                10.37          .51            (.80)    (.29)       (.51)    (.09)    (.60)       9.48
        1998                10.29          .53             .21      .74        (.53)    (.13)    (.66)      10.37

Municipal Income (NMI)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
        2002(a)             10.92          .61            (.30)     .31        (.62)      --     (.62)      10.61
        2001                11.01          .67            (.06)     .61        (.70)      --     (.70)      10.92
        2000                11.43          .70            (.36)     .34        (.70)    (.06)    (.76)      11.01
        1999                12.10          .70            (.61)     .09        (.69)    (.07)    (.76)      11.43
        1998                12.02          .71             .11      .82        (.71)    (.03)    (.74)      12.10
=================================================================================================================
                                         Total Returns
                                 ----------------------------
                         Ending      Based on   Based on Net
                   Market Value  Market Value+   Asset Value+
-------------------------------------------------------------
Municipal Value
(NUV)
-------------------------------------------------------------
Year Ended 10/31:
        2002(a)        $ 9.3200          3.80%          3.32%
        2001             9.4800         17.32           9.77
        2000             8.5625          5.46           8.71
        1999             8.6250         (7.50)         (2.94)
        1998             9.9375         10.55           7.49

Municipal Income
(NMI)
-------------------------------------------------------------
Year Ended 10/31:
        2002(a)          9.9000        (11.93)          2.87
        2001            11.9000         12.24           5.68
        2000            11.2500          9.45           3.02
        1999            11.0000         (5.77)           .74
        1998            12.4375          5.21           7.06
=============================================================
                                             Ratios/Supplemental Data
                    -----------------------------------------------------------------------------
                                       Before Credit               After Credit*
                                 ------------------------  -------------------------
                                             Ratio of Net               Ratio of Net
                                   Ratio of    Investment    Ratio of     Investment
                       Ending      Expenses     Income to    Expenses       Income to   Portfolio
                   Net Assets    to Average       Average  to Average         Average    Turnover
                         (000)   Net Assets    Net Assets  Net Assets      Net Assets        Rate
-------------------------------------------------------------------------------------------------
Municipal Value
(NUV)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
        2002(a)    $1,946,407         .65%         5.07%         .65%           5.08%         13%
        2001        1,982,139         .65          5.09          .64            5.10          10
        2000        1,903,967         .65          5.44          .64            5.44          17
        1999        1,847,333         .65          5.09          .65            5.10          13
        1998        2,022,282         .65          5.18          .65            5.18          19

Municipal Income
(NMI)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
        2002(a)        85,897         .91          5.62          .90            5.64          36
        2001           88,089         .83          6.14          .83            6.15          11
        2000           88,214         .80          6.20          .77            6.23           6
        1999           91,123         .82          5.88          .82            5.89          31
        1998           95,756         .82          5.91          .82            5.91          23
=================================================================================================

*    After custodian fee credit, where applicable.

+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

(a) As required, effective November 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended October 31, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share and increase each ratio of net investment income to average net assets applicable to shares as follows:

                                     MUNICIPAL   MUNICIPAL
                                         VALUE       VALUE
                                         (NUV)       (NMI)
                                     ---------------------
     2002 per share impact ($)             .01          --
     2002 income ratio impact (%)          .07         .04


     The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                 See accompanying notes to financial statements.

                                  30-31 SPREAD

                            Directors
                                    AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the directors who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                 YEAR FIRST
                                                 ELECTED OR                                                        NUMBER OF FUNDS
                                                 APPOINTED AND  PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD    TERM OF        INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND       OFFICE (a)     DURING PAST 5 YEARS                                DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DIRECTOR WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY R. SCHWERTFEGER (1)  Chairman of the     1994           Chairman and Director (since 1996) of The John     141
3/28/1949                    Board and           Term:          Nuveen Company, Nuveen Investments, Nuveen
333 W. Wacker Drive          Director            one year (2)   Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                               Corp.; Chairman and Director (since 1997) of
                                                                Nuveen Asset Management Inc.; Director (since
                                                                1996) of Institutional Capital Corporation;
                                                                Chairman and Director (since 1999) of Rittenhouse
                                                                Financial Services Inc.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
ROBERT P. BREMNER           Director             1997           Private Investor and Management Consultant.        122
8/22/1940                                        Term:
333 W. Wacker Drive                              one year (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LAWRENCE H. BROWN           Director             1993           Retired (1989) as Senior Vice President of The     122
7/29/1934                                        Term:          Northern Trust Company.
333 W. Wacker Drive                              one year (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
ANNE E. IMPELLIZZERI        Director             1994           Retired (2002); formerly, Executive Director       122
1/26/1933                                        Term:          (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                              one year (2)   Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                               President and Chief Executive Officer of
                                                                Blanton-Peale Institutes of Religion and Health;
                                                                prior thereto, Vice President, Metropolitan Life
                                                                Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
PETER R. SAWERS             Director             1991           Adjunct Professor of Business and Economics,       122
4/3/1933                                         Term:          University of Dubuque, Iowa; Director, Executive
333 W. Wacker Drive                              one year (2)   Service Corps of Chicago (not-for-profit); Director,
Chicago, IL 60606                                               Hadley School for the Blind (not-for-profit);
                                                                formerly (1991-2000) Adjunct Professor, Lake Forest
                                                                Graduate School of Management, Lake Forest,
                                                                Illinois; prior thereto, Executive Director,
                                                                Towers Perrin Australia, a management consulting
                                                                firm; Chartered Financial Analyst; Certified
                                                                Management Consultant.

                                       32

                                                 YEAR FIRST
                                                 ELECTED OR                                                        NUMBER OF FUNDS
                                                 APPOINTED AND  PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD    TERM OF        INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND       OFFICE (a)     DURING PAST 5 YEARS                                DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. SCHNEIDER         Director            1997           Senior Partner and Chief Operating Officer,        122
9/24/1944                                        Term:          Miller-Valentine Group, Vice President,
333 W. Wacker Drive                              one year (2)   Miller-Valentine Realty, a construction company;
Chicago, IL 60606                                               Chair, Miami Valley Hospital; Vice Chair, Dayton
                                                                Development Coalition; formerly, Member,
                                                                Community Advisory Board, National City Bank,
                                                                Dayton, Ohio; and Business Advisory Council,
                                                                Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
JUDITH M. STOCKDALE          Director            1997           Executive Director, Gaylord and Dorothy            122
12/29/1947                                       Term:          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                              one year (2)   thereto, Executive Director, Great Lakes
Chicago, IL 60606                                               Protection Fund (from 1990 to 1994).

                                                                                                                   NUMBER OF FUNDS
                                                 YEAR FIRST     PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD    ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND       APPOINTED (b)  DURING PAST 5 YEARS                                OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL T. ATKINSON          Vice President      2002           Vice President (since January 2002), formerly,     141
2/3/1966                                                        Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                                             Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PAUL L. BRENNAN              Vice President      2002           Vice President (since January 2002), formerly,     135
11/10/1966                                                      Assistant Vice President of Nuveen
333 W. Wacker Drive                                             Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PETER H. D'ARRIGO            Vice President and  1999           Vice President of Nuveen Investments (since        141
11/28/1967                   Treasurer                          1999), prior thereto, Assistant Vice President
333 W. Wacker Drive                                             (from 1997); Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. DESANTO             Vice President      2001           Vice President of Nuveen Advisory Corp. (since     141
9/8/1954                                                        2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                                             Investment Advisory Corp. (since 1998); prior
Chicago, IL 60606                                               thereto, Assistant Vice President of Van Kampen
                                                                Investment Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
JESSICA R. DROEGER           Vice President      2002           Vice President (since January 2002), Assistant     141
9/24/1964                    and Secretary                      General Counsel and Assistant Secretary (since
333 W. Wacker Drive                                             1998), formerly Assistant Vice President of Nuveen
Chicago, IL 60606                                               Investments; Vice President (since January 2002)
                                                                and Assistant Secretary (since 1998), formerly
                                                                Assistant Vice President of Nuveen Advisory Corp.
                                                                and Nuveen Institutional Advisory Corp.; prior
                                                                thereto, Associate at the law firm D'Ancona
                                                                Partners LLC.

                                       33

                            Directors
                                    AND OFFICERS (CONTINUED)

                                                                                                                   NUMBER OF FUNDS
                                                 YEAR FIRST     PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD    ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND       APPOINTED (b)  DURING PAST 5 YEARS                                OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
LORNA C. FERGUSON            Vice President      1998           Vice President of Nuveen Investments; Vice         141
10/24/1945                                                      President (since 1998) of Nuveen Advisory Corp.
333 W. Wacker Drive                                             and Nuveen Institutional Advisory Corp.
Chicago, IL 60606


------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. FITZGERALD        Vice President      1995           Managing Director (since January 2002) of Nuveen   141
3/2/1964                                                        Investments; Managing Director of Nuveen Advisory
333 W. Wacker Drive                                             Corp. and Nuveen Institutional Advisory Corp. (since
Chicago, IL 60606                                               2001); prior thereto, Vice President of Nuveen
                                                                Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN D. FOY               Vice President and  1998           Vice President of Nuveen Investments and           141
5/31/1954                    Controller                         (since 1998) The John Nuveen Company;
333 W. Wacker Drive                                             Certified Public Accountant.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
J. THOMAS FUTRELL            Vice President      1992           Vice President of Nuveen Advisory Corp.;           135
7/5/1955                                                        Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. HUBER             Vice President      1997           Vice President of Nuveen Institutional Advisory    135
3/26/1963                                                       Corp. (since 1998) and Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. KRUPA              Vice President      1990           Vice President of Nuveen Advisory Corp.            135
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
DAVID J. LAMB                Vice President      2000           Vice President (since 2000) of Nuveen Investments, 141
3/22/1963                                                       previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                             prior thereto, Associate of Nuveen Investments;
Chicago, IL 60606                                               Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
TINA M. LAZAR                Vice President      2002           Vice President (since 1999), previously,           141
8/27/1961                                                       Assistant Vice President (since 1993) of
333 W. Wacker Drive                                             Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LARRY W. MARTIN              Vice President and  1992           Vice President, Assistant Secretary and            141
7/27/1951                    Assistant Secretary                Assistant General Counsel of Nuveen
333 W. Wacker Drive                                             Investments; Vice President and Assistant
Chicago, IL 60606                                               Secretary of Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.; Vice President and
                                                                Assistant Secretary of The John Nuveen
                                                                Company and Nuveen Asset Management, Inc.

                                       34

                                                                                                                   NUMBER OF FUNDS
                                                 YEAR FIRST     PRINCIPAL OCCUPATION(S)                            IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD    ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                      OVERSEEN BY
AND ADDRESS                  WITH THE FUND       APPOINTED (b)  DURING PAST 5 YEARS                                OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
EDWARD F. NEILD, IV          Vice President      1996           Managing Director (since January 2002) of Nuveen   141
7/7/1965                                                        Investments; Managing Director (since 1997) of
333 W. Wacker Drive                                             Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                               Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. O'SHAUGHNESSY      Vice President      2002           Vice President (since January 2002), formerly,     135
9/4/1960                                                        Assistant Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                             Advisory Corp.; prior thereto, Portfolio
Manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
THOMAS C. SPALDING           Vice President      1987           Vice President of Nuveen Advisory Corp. and        135
7/31/1951                                                       Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                             Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
GIFFORD R. ZIMMERMAN        Chief                1992           Managing Director (since January 2002, formerly    141
9/9/1956                    Administrative                      Vice President), Assistant Secretary and Associate
333 W. Wacker Drive         Officer                             General Counsel (formerly Assistant General Counsel)
Chicago, IL 60606                                               of Nuveen Investments; Managing Director (since
                                                                January 2002, formerly Vice President) and
                                                                Assistant Secretary of Nuveen Advisory Corp. and
                                                                Nuveen Institutional Advisory Corp.; Vice President
                                                                and Assistant Secretary of The John Nuveen
                                                                Company; Chartered Financial Analyst.


(a) Year First Elected or Appointed is the year presented or each Fund's respective inception date if later.

(b) Year First Elected or Appointed is the year presented or each Fund's respective inception date if later. Officers serve one year terms through July of each year.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2) Directors are elected each year by shareholders and serve a one year term until his/her successor is elected.

                            Build Your Wealth
                                   AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                            Fund
                              INFORMATION


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended October 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                            Serving Investors
                                      FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Logo: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   EAN-A-1002D